                                                                 Exhibit 10.3(a)

                                 LOAN AGREEMENT
                                 --------------


          THIS AGREEMENT, made and entered into this 2nd day of April, 1997, in Nashville, Tennessee, by and between Battleship, LLC, a Tennessee limited liability company (hereinafter referred to as "Borrower"), and PMT Services, Inc., a Tennessee corporation whose address for the purposes of this Agreement is Two Maryland Farms, Suite 200, Brentwood, Tennessee 37027 (hereinafter referred to as "Lender").

                                   RECITALS:

          A. Borrower desires to acquire from Green Hills Commons, LLC, a Tennessee limited liability company ("Seller") a parcel of land located in Nashville, Davidson County, Tennessee, more particularly described on Exhibit A attached hereto and by reference incorporated herein (the "Land"), together with the improvements now and hereafter to be located thereon, known generally as the Green Hills Office Building (the "Building").

          B. Borrower shall cause a portion of the existing building to be demolished and the removal, disposal, or containment of asbestos materials from the existing building (collectively, the "Demolition") and Borrower shall cause a wall to be constructed and repaired along the side of the Building adjacent to the Demolition and renovate the lobby areas (the "Reconstruction").

          C. Borrower and Seller shall cause a multi-level parking garage facility consisting of five (5) levels and having the capacity for the parking of not less than 1,178 vehicles to be constructed on the portion of the Land described as the "Parking Garage Area" on Exhibit A hereto (the "Parking Facility").

          D. Lender has agreed to loan to Borrower amounts not to exceed Thirteen Million Three Hundred Thousand and 00/100 Dollars ($13,300,000.00) (the "Loan"), the proceeds of the Loan to be used by Borrower to finance the acquisition of the Property, the construction of the Parking Facility and the Reconstruction (the acquisition of the Property, the construction of the Parking Facility, and the Reconstruction are hereinafter collectively referred to as the "Project" and the Building, Parking Facility and other improvements located or to be located on the Land are hereinafter collectively referred to as the "Improvements"); and the Land and the Improvements are hereinafter collectively referred to as the "Property").

          E. Lender has also agreed to loan to Borrower amounts not to exceed Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) for a working capital line of credit expiring September 5, 1998 to be used by Borrower to pay operating and other approved expenses ("Working Capital Loan"). After the expiration and payment of the Working Capital Loan, Lender has agreed to loan to Borrower amounts not to exceed Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) for a nine (9) year structural repair revolving loan to be used by Borrower to pay extraordinary repair and maintenance expenses with respect to the Improvements ("Structural Repair Revolving Loan").

          F. The Loan, Working Capital Loan, and Structural Repair Revolving Loan may hereinafter be referred to collectively as the "Loans."


                                   ARTICLE 1
                                   ---------

                                    THE LOAN
                                    --------

          1.1 Loan Purpose - The proceeds of the Loan, together with approximately $415,000.00 in equity to be provided by the Borrower (the "Borrower's Equity"), shall be used to fund approved costs related to the Project in accordance with the terms of this Agreement. Total disbursements under the Loan shall not at any time exceed 97% of approved costs incurred by Borrower related to the Project. No proceeds of the Loan, or any portion of the Borrower's Equity, are to be utilized by Borrower for any purpose other than paying for the approved costs of constructing the Project. To the extent Lender reasonably determines that the Borrower's Equity plus the proceeds available under the Loan are not sufficient to complete the Project, Borrower shall, within ten (10) days, following notice from Lender, deposit with Lender such amount as Lender deems reasonably necessary to complete the Project in accordance with the plans and specifications approved by Lender. Lender shall have no obligation to advance funds under the Loan until such deposit is made.

          1.2 Form and Amount - The Loan is to be in the form of a non-revolving commitment with aggregate advances, subject to the conditions set forth herein, to be the lesser of (a) Thirteen Million Three Hundred Thousand and 00/100 Dollars ($13,300,000.00), or (b) the total costs actually incurred by Borrower and approved by Lender for funding pursuant to the terms of this Agreement less the Borrower's Equity.

          1.3 Interest Rate on Loan - Interest on so much of the principal balance as may be outstanding from time to time shall accrue at the rate of five percent (5%) per annum. Said interest rate is to be computed on a 365-day year basis.

          1.4 Repayment Schedule - Interest on so much of the outstanding principal balance as may be outstanding from time to time shall be due and payable monthly on the fifth day of each consecutive month, the first such payment being due and payable on May 5, 1997 and the fifth day of each consecutive month thereafter through August 5, 1998. Thereafter, principal and interest shall be due and payable monthly on the fifth day of each month beginning September 5, 1998 in the amount required to amortize the outstanding balance of the loan in equal monthly installments over twenty-five (25) years. A final payment in the amount of all remaining principal and interest shall be due and payable on August 5, 2007 (the "Maturity Date"), unless extended pursuant to 1.6 below.

          1.5 Additional Principal Payments - The following additional principal payments shall be due and payable with respect to the Loan:

          a. Any funds in excess of $100,000.00 remaining after August 5, 1999 in the escrow account established for tenant improvements pursuant to Paragraph 8.5 hereof shall, at the request of Lender, be applied to the repayment of the outstanding principal balance of the Loan within five (5) days of the date of such request.

          b. Any refund to Borrower of the tenant improvement allowance paid by Borrower to Lender pursuant to the terms of the Lease shall be applied to the repayment of the outstanding principal balance of this Note. Such principal payment shall be due and payable on the date such refund is paid to Borrower.

          c. Annual cash flow ("Annual Cash Flow") in excess of the sum of (i) One Hundred Thousand and 00/100 Dollars ($100,000.00); (ii) the outstanding principal balance of the Structural Repair Revolving Loan and (iii) the amount required to increase the balance of the Structural Reserve Fund to $250,000 ("Excess Cash Flow") shall be applied to reduce the principal balance of the Loan. Annual Cash Flow shall mean all cash receipts ("Cash Receipts") of Borrower less all cash expenses ("Cash Expenses") of Borrower during a 12-month period. Cash Expenses shall not include any payments to members of Borrower, including payments to any persons related to such members or to entities controlled or owned by Borrower, except for payments pursuant to a management contract approved by Lender or other disbursements approved by Lender. Annual Cash Flow shall be measured for each consecutive 12-month period ("Cash Flow Year") during the term of the Loan. The first Cash Flow Year shall commence on the first day of the first full month of the Lease, as defined in Paragraph 6.26, and shall end on the last day of the first full 12 months of the Lease. Borrower shall deliver to Lender an annual statement (the "Annual Cash Flow Report") within 45 days of the end of each Cash Flow Year in form and substance satisfactory to Lender containing a summary in the form of Exhibit B setting forth Cash Receipts, Cash Expenditures and Annual Cash Flow during such year. The first One Hundred Thousand and 00/100 Dollars ($100,000.00) of Annual Cash Flow may be disbursed by Borrower without restriction 15 days after Borrower has delivered the Annual Cash Flow Report to Lender ("Cash Flow Disbursement Date"), provided Lender has not delivered written objection to the Annual Cash Flow Report to Borrower prior to the Cash Flow Disbursement Date. If Lender delivers such objections to Borrower, Borrower shall revise the Annual Cash Flow Report as reasonably requested by Lender within 10 days of the receipt of such objection and such revised Report shall be deemed to be the Annual Cash Flow Report. Annual Cash Flow in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) shall be disbursed in the following order:

            i. To the payment of any outstanding indebtedness on the Structural Repair Revolving Loan;

              ii. To fund a reserve account established by Borrower to fund extraordinary repair and maintenance expenditures (the "Structural Repair Reserve Fund") until such fund equals the sum of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00);

              iii. To the repayment of the outstanding principal balance of the Loan.

          d. All of the payments described in c. i., ii, and iii. shall be due and payable on the fifth day of the month following the month in which the Annual Cash Flow Report is required to be delivered to Lender.

          1.6 Maturity of Loan - The Loan shall mature and be due and payable in full on the Maturity Date. To the extent the Borrower is not in default under the Loan, and if Lender exercises its right to extend the term of the Lease, as defined in Paragraph 6.26, then the Maturity Date shall be automatically extended to the expiration date of the Lease.

          1.7 Optional Prepayment - The Borrower shall have the right to prepay the Loan in whole or in part at any time without prepayment penalty or premium.

          1.8 Loan Subject to Offset Provided in Lease - The payment required to be made by Lender to Borrower as required pursuant to the third sentence of Paragraph 7.3 of the Lease shall be accomplished by an offset or credit of the amount of such required payment against the same amount of principal indebtedness outstanding under the Loan. Such offset shall be effected on the date such required payment is due and payable.

                                   ARTICLE 2
                                   ---------

                            THE WORKING CAPITAL LOAN
                            ------------------------


          2.1 Loan Purpose - The proceeds of the Working Capital Loan shall be used to pay operating deficits and other approved expenses in connection with the Property.

          2.2 Form and Amount - The Working Capital Loan is to be in the form of a revolving commitment up to a maximum amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

          2.3 Interest Rate on Working Capital Loan - Interest on so much of the principal balance as may be outstanding from time to time shall accrue at the rate of five percent (5%) per annum. Said interest rate is to be computed on a 365-day year basis.

          2.4 Repayment Schedule - Interest on so much of the outstanding principal balance of the Working Capital Loan as may be outstanding from time to time should be due and payable monthly on the fifth day of each consecutive month, the first such payment being due and payable on May 5, 1997 and the fifth day of each consecutive month thereafter through

August 5, 1998. A final payment in the amount of all remaining principal and interest shall be due and payable on September 5, 1998 (the "Maturity Date of the Working Capital Loan").

          2.5 Optional Prepayment - The Borrower shall have the right to reduce the outstanding balance of the Working Capital Loan to zero at any time without prepayment penalty or premium and without prejudice to Borrower's right to request additional advances during the term of the Working Capital Loan.

          2.6 Disbursements - The Borrower's request for disbursement of proceeds from the Working Capital Loan shall be made at least five (5) days before the requested advance. Disbursement of proceeds from the Working Capital Loan shall be subject to submission by Borrower of such additional information as Lender may reasonably require.


                                   ARTICLE 3
                                   ---------

                        STRUCTURAL REPAIR REVOLVING LOAN
                        --------------------------------

          3.1 Loan Purpose - The proceeds of the Structural Repair Revolving Loan shall be used to fund approved extraordinary repair and maintenance expenses with respect to the Improvements.

          3.2 Form and Amount - The Structural Repair Revolving Loan is to be in the form of a revolving commitment with a maximum outstanding balance of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

          3.3 Advances - Advances shall not be made on the Structural Repair Revolving Loan until after the Maturity Date of the Working Capital Loan and only after the Working Capital Loan has been paid in full. Furthermore, advances shall not be made on the Structural Repair Revolving Loan until the Borrower has drawn all available funds from the Structural Repair Reserve Fund described in
Article 4 below.

          3.4. Interest Rate on Loan - Interest on so much of the principal balance as may be outstanding from time to time shall accrue at the rate of five percent (5%) per annum. Said interest rate is to be computed on a 365-day year basis.

          3.5 Repayment Schedule - Interest on so much of the outstanding principal balance of the Structural Repair Revolving Loan as may be outstanding from time to time shall be due and payable monthly on the fifth day of each consecutive month, the first such payment being due and payable on October 5, 1998 and the fifth day of each consecutive month thereafter through July 5, 2007. A final payment in the amount of all remaining principal and interest shall be due and payable on August 5, 2007 (the "Maturity Date of the Structural Repair Revolving Loan").

          3.6 Optional Prepayment - The Borrower shall have the right to reduce the outstanding balance of the Structural Repair Revolving Loan to zero at any time without prepayment penalty or premium and without prejudice to Borrower's right to request additional advances during the term of the Structural Repair Revolving Loan.

          3.7 Disbursements - The Borrower's request for disbursement of proceeds from the Structural Repair Revolving Loan shall be made at least five
(5) days before the requested advance. Disbursement of proceeds from this Structural Repair Revolving Loan shall be subject to the submission by Borrower of such additional information as Lender may reasonably require.



                                   ARTICLE 4
                                   ---------

                         STRUCTURAL REPAIR RESERVE FUND
                         ------------------------------

          4.1 Establishment of Fund - Borrower shall pay all Annual Cash Flow in excess of the sum of (i) $100,000.00 and (ii) the outstanding principal balance of the Structural Repair Revolving Loan into a bank account in the name of Lender established at First Union National Bank or another Bank acceptable to Lender (the "Structural Repair Reserve Fund") until the Structural Repair Reserve Fund has a balance of $250,000.00. Such payments may be made at any time by Borrower and shall be made annually on or before the date the additional principal payments are due on the Structural Repair Revolving Loan.

          4.2 Fund Purpose - The amounts in the Structural Repair Reserve Fund shall be used to fund extraordinary repair and maintenance expenses with respect to the Improvements.

          4.3 Form and Amount - The Structural Repair Reserve Fund shall be an account funded by Borrower with a maximum funding amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00). Lender shall be the only party entitled to withdraw funds from such account.

          4.4 Interest on Fund - Any interest on the Structural Repair Reserve Fund shall be deemed income of Borrower and shall be paid to Borrower. The Structural Repair Reserve Fund shall be invested as determined by Lender.

          4.5 Disbursements - Borrower's request for disbursement of proceeds from the Structural Repair Reserve Fund shall be made at least five (5) days before the requested advance. Such request shall include invoices for the completed repair and maintenance expense to be paid by such disbursement and such additional information as Lender may reasonably require.

          4.6 Security Interest - Borrower hereby grants Lender a security interest in the Structural Repair Reserve Fund to secure the Loans.

          4.7 Default - Upon the occurrence of an Event of Default, Lender may use the proceeds of the Structural Repair Reserve Fund to pay any repairs or expenses of the Property or to pay the outstanding balance of the Loans.


                                   ARTICLE 5
                                   ---------

                                 LOAN DOCUMENTS
                                 --------------

          5.0 Borrower has duly authorized, executed and delivered to Lender or caused to be duly authorized, executed and delivered the following documents (hereinafter together with this Agreement collectively referred to as the "Loan Documents"):

          a. Notes - A Note (hereinafter referred to as "Note") of even date herewith, payable to the order of Lender, in the principal amount of Thirteen Million Three Hundred Thousand and 00/100 Dollars ($13,300,000.00); a Working Capital Loan Note of even date herewith, payable to the order of Lender, in the principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00); a Structural Repair Revolving Loan Note of even date herewith, payable to the order of Lender, in the principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) (the Note, Working Capital Loan Note, and the Structural Repair Revolving Loan Note are hereinafter collectively referred to as the "Notes").

          b. Mortgage - A Deed of Trust and Security Agreement executed by Borrower (hereinafter the "Mortgage") securing to Lender the repayment of the Notes and granting Lender (1) a first priority lien on the Property, together with all appurtenances thereto, (2) a first priority security interest in all of Borrower's right, title, and interest in and to (i) all supplies and building materials delivered to the site during completion of the Project, (ii) all machinery, equipment, furniture, fixtures and furnishings owned by Borrower and located at the Property during construction of the Project or thereafter, whether now owned or hereafter acquired, (iii) all of Borrower's attachments, accessories, parts and special tools used in connection with the Improvements,
(iv) all contract rights, accounts, instruments, documents, chattel paper, and general intangibles now owned or hereafter acquired by Borrower relating to the Property, (v) any other form of tangible personal property now owned or hereafter acquired by Borrower relating to the Property, and (vi) all of the proceeds therefrom (the "Collateral"). The priority of the lien of the Mortgage as a good and valid first lien on the Property shall be evidenced by a mortgagee title insurance policy (ALTA-B) issued by a title company acceptable to Lender. The policy shall be subject to no exception other than the current year's taxes and such other exceptions as Lender shall agree to in writing, and specifically containing no exception for unfiled mechanics', materialmen's, or laborers liens, matters which would be disclosed by an accurate survey, exception for parties in possession, or other exceptions not acceptable to counsel for the Lender. The policy shall show no delinquent taxes or assessments affecting the Property or any part thereof, and shall specifically insure pedestrian and vehicular avenues of ingress and egress to and from the Property and public rights-of-way satisfactory to Lender and its counsel. Such policy shall include such endorsements as Lender deems necessary and customary for this type of loan and Project, including, but not limited to, comprehensive, contiguity and access endorsements. The title policy shall be in the face amount of the Loan plus $250,000.00. The above-mentioned security interest in the Collateral shall be perfected to our counsel's satisfaction by the signing of all financing statements deemed reasonably necessary by our counsel.

          c. Assignment of Rentals and Leases - A first priority collateral, conditional assignment of the landlord's interest in all present and future leases on the Property from Borrower to Lender (hereinafter referred to as the "Assignment of Rents"), in form and substance reasonably acceptable to Lender.

          d. UCC Financing Statements - Statements giving notice of and perfecting, when appropriately filed, the security interest of Lender in all fixtures and personal property described in the Loan Documents, executed by the Borrower as necessary to perfect Lender's interest in such fixtures and personal property (hereinafter referred to as "Financing Statements").

          e. Collateral Assignment - A collateral assignment to the Lender of Borrower's rights under the contracts for the Demolition, Parking Facility and Reconstruction, the Purchase and Sale Agreement, the Parking Facility Development Agreement, the Parking Facility Escrow Agreement, the architect's contract, and Guaranty of Completion and Payment agreements executed by Rochford Realty and Construction Co., Inc. with respect to the Demolition and Parking Facility Contracts (the "Collateral Assignment of Contracts") which shall be in form and substance acceptable to Lender. Agreements consenting to the Collateral Assignment of Contracts shall be obtained from the Seller and the contractors under the Parking Facility Contract and the Reconstruction Contract and the architects who are a party to such contracts.

          f. Contractor's Lien Subordination Agreement - A Lien Subordination Agreement signed by the contractors under the Demolition, Reconstruction and Parking Facility Construction Contracts, subordinating any lien rights of such contractors to the rights of Lender under the Mortgage.

          g. Certificate Regarding Hazardous Substances - A certificate regarding hazardous substances in favor of the Lender executed by the Borrower in form and substance satisfactory to Lender.

          h. Guaranty and Suretyship Agreement. A Guaranty and Suretyship Agreement executed by Mark McDonald, William Oldacre and Tom Newton, providing for joint and several liability, in form and substance acceptable to Lender in the amount of $150,000.00, and a Guaranty and Suretyship Agreement executed by John Rochford and Ed Cooper, providing for joint and several liability, in form and substance acceptable to Lender in the amount of $150,000.00. The individuals executing such Guaranty and Suretyship Agreements may collectively be referred to as the "Guarantors."

               i. Other Documents - Such other documents or instruments as Lender deems necessary to evidence or secure the Loan.


                                   ARTICLE 6
                                   ---------

                              CONDITIONS PRECEDENT
                              --------------------

          6.0 The following are conditions precedent to the Lender's obligation to close the Loan and/or fund any monies from the Loan, pursuant to a draw request submitted by the Borrower in accordance with the terms of this Agreement. Borrower's compliance with each condition set forth herein must be approved by the Lender. Lender reserves the right to waive or postpone compliance with any or all of such conditions from time to time, provided that nothing contained herein shall obligate Lender to waive or postpone compliance with any of the following conditions precedent prior to disbursing any monies from the Loan.

          6.1 Survey - Delivery to Lender prior to Closing, of a current as-built survey of the Property, in form and substance acceptable to Lender, prepared and certified by a duly registered land surveyor acceptable to Lender. Following completion of construction of the Demolition, Reconstruction and Parking Facility, Borrower shall deliver to Lender an updated as-built survey of the Project, which shall be in form and substance acceptable to Lender, and shall be prepared and certified by a duly registered land surveyor acceptable to Lender.

          6.2 Title Insurance - Delivery to Lender, prior to Closing, of the binding commitment of a title insurance company acceptable to Lender to issue a mortgagee title insurance policy in the form described in paragraph 5. b. hereof.

          6.3 Loan Documents - Execution and delivery, at Closing of the Loan Documents.

          6.4 Financial Statements - Delivery to Lender, prior to Closing, of current financial statements, for the Borrower and the Guarantors, which shall be in form and substance acceptable to Lender.

          6.5 Opinion Letter - Delivery to Lender, at Closing, of a favorable written opinion of Borrower's counsel in form and substance satisfactory to Lender.

          6.6 Plans and Specifications - Delivery to Lender, prior to Closing, of two (2) copies of the final plans and specifications for the Project, which shall be initialled by the Borrower, the general contractor(s), and the architect(s) for the Project (hereinafter referred to as "Plans and Specifications"), together with evidence that the Plans and Specifications have been approved by all governmental agencies of the city, county, state and utility districts having jurisdiction over the Property, the Improvements, the construction of the Improvements or over any utility services serving the Property. Borrower shall deliver copies to Lender of all material revisions to the Plans and Specifications as the same are completed.

          6.7 Approval of Plans and Specifications - Approval of the Plans and Specifications by Lender, as well as delivery to Lender of satisfactory evidence that (i) the Plans and Specifications as prepared and as to be constructed meet all applicable governmental regulations and requirements, including, without limitation, the provisions of the Americans with Disabilities Act, and (ii) all necessary governmental approvals and authorizations related to the Plans and Specifications have been obtained, including a building permit and any other permits or approvals deemed reasonably necessary by the Lender.

          6.8 Architects Contracts - Delivery to Lender, prior to Closing, of a copy of each architect's contract between Borrower or Seller and the architect for the Reconstruction, which shall be in the current AIA form and shall be otherwise approved by Lender.

          6.9 Construction Contracts - Delivery to Lender, prior to Closing, of a copy of each construction contract for the Demolition, Reconstruction, and Parking Facility, providing for completion of construction at a date reasonably satisfactory to Lender and at a guaranteed maximum cost that is reasonably satisfactory to Lender. The construction contracts shall be in the current AIA form or shall be otherwise acceptable to Lender. Additionally, the performance of the contractors under the contracts for the Demolition and construction of the Parking Facility shall be guaranteed by Rochford Realty and Construction Co., Inc. as evidenced by Guaranty of Completion and Payment agreements in form satisfactory to Lender. Borrower's rights under the Guaranty of Completion and Payment agreements shall be assigned to Lender pursuant to the Collateral Assignment of Contracts.

          6.10 Permits - Delivery to Lender, prior to Closing, of copies of all necessary, building, curb cut, sewer and water tap, and other permits required for the Project.

          6.11 Compliance with Zoning - Delivery to Lender, prior to Closing, of evidence satisfactory to Lender that the Property is zoned properly for construction of the Project, as contemplated by the Plans and Specifications.

          6.12 Insurance - Delivery to Lender, at Closing, of the following original policies of insurance (or certified copies), evidencing general liability, hazard loss, and such other insurance on the Project as may be required by Lender, including, without limitation, flood insurance, if necessary. All policies shall contain appropriate mortgagee endorsements, and shall otherwise be in amount, form and substance acceptable to Lender.

          6.13 Licenses - Delivery to Lender, at Closing, of reasonably satisfactory evidence that the general contractor(s), and the architect(s), are duly licensed in the State of

Tennessee, and that each such entity possesses all of the necessary licenses and permits to do business therein.

          6.14 Consultant Certification - Delivery to Lender, prior to Closing, of a letter agreement, in form and substance reasonably acceptable to Lender, executed by the Borrower, the Lender, and an engineer acceptable to Lender (the "Consultant"), pursuant to which the Consultant shall (i) complete a front-end analysis of the Plans and Specifications, and (ii) advise and consult with Lender on matters related to draw requests. The costs and expenses charged by the Consultant shall be paid by, and shall be the responsibility of the Borrower.

          6.15 Budget - Delivery to Lender of a finalized budget for the Project (the "Budget"), containing a construction schedule and showing all signed contracts to be within the agreed budget amount and supported by a comprehensive breakdown of all major costs, as well as "soft" costs, such as interest, fees and insurance premiums, and specifically including a breakdown of costs related to tenant improvements. The Budget may not be revised without Lender's prior written approval, except for change orders less than $25,000.00 up to an aggregate of $100,000.00. Any change order in excess of $25,000.00, in connection with the Project, must be approved in advance, in writing, by the Lender.

          6.16 Appraisal - Delivery to Lender of an appraisal of the Project, as completed, which, when reviewed by the Lender, indicates a value of not less than $15,100,000.00, and is otherwise acceptable to Lender. The costs of the Appraisal shall be paid by the Borrower.

          6.17 Environmental Compliance - Delivery to Lender of proof, reasonably satisfactory to Lender in all respects, that the Land has not been used for the storage or disposal of any toxic or hazardous substances and that the Improvements will be in compliance with all federal, state and local laws, ordinances, regulations and statutes imposing environmental or ecological protection restrictions on the Improvements, including without limitation, delivery to Lender of a Phase I environmental report in form and substance reasonably acceptable to Lender.

          6.18 Soil Test - Delivery to Lender of a soil test report with respect to the Parking Facility site, in form and substance acceptable to Lender,

          6.19 Easement Agreement - Delivery to Lender of an Easement Agreement with respect to reciprocal parking and access easements and the operation and maintenance of the Parking Facility executed by Seller and Borrower, in form and substance satisfactory to Lender.

          6.20 Parking Facility Development Agreement - Delivery to Lender, prior to closing, of a copy of the Parking Facility Development Agreement executed by Seller and Borrower providing for the construction and equipping of the Parking Facility, together with the budget for construction of the Parking Facility.

          6.21 Demolition Escrow Agreement - Delivery to Lender of an escrow agreement in form and substance satisfactory to Lender requiring the deposit of funds in an amount satisfactory to Lender to pay for any unpaid portion of the Demolition, whether such work has been performed or is to be performed.

          6.22 Parking Facility Escrow Agreement - An escrow agreement in form and substance satisfactory to Lender providing for the deposit by Seller and Borrower of the cost of constructing the Parking Facility, as approved by Lender. Borrower's share of the cost of building the Parking Facility shall not exceed Four Hundred Thousand and 00/100 Dollars ($400,000.00).

          6.23 Subdivision Plat - Delivery to Lender of a recorded subdivision plat setting forth the Land as a separate parcel, in form and substance satisfactory to Lender.

          6.24 Engineer's Report - Delivery to Lender of a report certified to Lender by an engineer acceptable to Lender confirming that the structural condition of the Building and the Building's mechanical, electrical, plumbing, and heating and air conditioning systems are in good working order and are satisfactory for Borrower's intended use.

          6.25 Organizational Documents - Delivery to Lender of certified copies of Borrower's Articles of Organization and Operating Agreement, together with a Certificate of Existence issued by the Secretary of State of Tennessee and such resolutions or evidence of authority for Borrower to enter into the Loan transaction, and naming the party authorized to execute the Loan Documents, all of which shall be in form and substance acceptable to Lender.

          6.26 Lease With Lender - The execution by Lender and Borrower of a Lease satisfactory to Lender with respect to space in the Building (the "Lease").

          6.27 Additional Documents - Delivery to Lender of such other documents or information as Lender shall deem reasonably necessary in connection with the evidencing, securing, or funding of the Loan.


                                   ARTICLE 7
                                   ---------

                           WARRANTIES OF THE BORROWER
                           --------------------------

          7.0  Borrower hereby warrants to Lender as follows:

          7.1 Validity of Loan Documents - The Loan Documents are, to the best of Borrower's knowledge, in all respects legal, valid and binding according to their terms and grant to Lender a direct, valid and enforceable first lien security interest in the Property and the personalty located thereon.

          7.2 Priority of Lien on Personalty - No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement has or will be executed with respect to any personal property or fixture used in conjunction with the construction, operation or maintenance of the Improvements.

          7.3 Conflicting Transactions of Borrower - The consummation of the transactions hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, security deed, deed of trust, lease, bank loan or credit agreement, or other agreement to which Borrower is a party.

          7.4 Pending Litigation - There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower, the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before or by any governmental authority, except actions, suits and proceedings which are fully covered by insurance or which, if adversely determined, would not impair the ability of Borrower to perform each and every one of their obligations under and by virtue of the Loan Documents; further, to the best of Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

          7.5 Violations of Governmental Law, Ordinances, or Relations - Borrower has no knowledge of any violations or notices of violations of any federal, state or municipal law, ordinance, order or requirements of any governmental authority or utility district having jurisdiction affecting the Property, which violations in any way relate to or affect the Property.

          7.6 Compliance with Zoning Ordinances and Similar Laws - To the best of Borrower's knowledge, the Plans and Specifications and construction pursuant thereto, and the use of the Property contemplated thereby, comply, and will comply, in all material respects, with all governmental laws and regulations, and requirements, standards and regulations of appropriate supervising boards of fire underwriters and similar agencies.

          7.7 Environmental Matters - To the best of Borrower's knowledge, except as set forth in the Phase I Environmental Report delivered to lender, the Property is as of the date hereof in compliance with all federal, state and local laws, ordinances, regulations and statutes imposing environmental or ecological protection restrictions on the Property. Borrower hereby agrees to comply with all applicable environmental laws and requirements which may arise during the term of this Loan or any renewal thereof.

          7.8 Availability of Utilities - All utility services necessary for the construction of the Improvements and the operation of the Property for the intended purpose are available to the Property, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities.

          7.9 Building and Other Permits - Either all grading, building, curb cut, sewer and water tap, and other permits required for the construction of the Improvements have been obtained and copies of same have been delivered to Lender, or, in the event that said permits have not been obtained, they will be obtained on a timely basis and copies furnished prior to any disbursement under the Loan.

          7.10 Condition of Property - The Property is not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

          7.11 Brokerage Commissions - Any brokerage commissions due in connection with the transaction contemplated hereby have been paid in full and any such commissions coming due in the future will be promptly paid by Borrower. Borrower agrees to and shall indemnity Lender from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive the repayment of the Loan made in connection herewith and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.


                                   ARTICLE 8
                                   ---------

                             COVENANTS OF BORROWER
                             ---------------------

          8.0  Borrower hereby covenants and agrees with Lender as follows:

          8.1 Contracts Collaterally Assigned to Lender - With respect to the contracts collaterally assigned to Lender pursuant to the Collateral Assignment of Contracts (the "Assigned Contracts"), Borrower agrees (i) to permit no default under the terms of the Assigned Contracts, (ii) to waive none of the obligations of the other parties to such contracts, (iii) to do no action which would relieve any other party from its obligations to construct the Improvements according to the Plans and Specifications, (iv) to make no amendments to the Assigned Contracts without the prior written consent of Lender, and (v) to promptly furnish Lender with an agreement by each contractor under the demolition contract, reconstruction contract and parking facility contract that, in the event of default by Borrower under the terms of any of the Loan Documents, the applicable contractor will, at the request of Lender, continue to perform pursuant to the subject contract until completion of construction contemplated by such contract, provided the contractor is reimbursed in accordance with the existing construction contract for all such services rendered. Notwithstanding the foregoing, any single change order for less than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) shall not require Lender's written consent unless and until all change orders under such particular construction contract exceed in the aggregate One Hundred Thousand and 00/100 Dollars ($100,000.00), after which all change orders with respect to such construction contract shall require Lender's prior written consent.

          8.2 Collection of Insurance Proceeds - To cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transactions contemplated hereby and the collection of any indebtedness or obligation of Borrower to Lender incurred hereunder (including the payment by Borrower of the expense of any independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Property).

          8.3 Application of Loan Proceeds - To use the proceeds of the Loan, Working Capital Loan, and Structural Repair Revolving Loan solely for the purposes specified in Paragraphs 1.1, 2.1, and 3.1 hereof, and such incidental costs relative to such construction as may be approved from time to time in writing in advance by Lender.

          8.4 Expenses - To pay all reasonable costs of closing the Loan and all expenses of Lender with respect thereto, including but not limited to, legal fees of Lender's counsel, advances, recording expenses, surveys, intangible taxes, other recording taxes, expenses of foreclosure (including reasonable attorney's fees) and similar items, and to allow all closing papers, Loan Documents and other legal matters to be subject to the approval of Lender's counsel.

          8.5 Commencement and Completion of Construction - To commence construction of the Improvements within thirty (30) days from the date of this Agreement to pursue diligently the construction of the Improvements or cause all parties responsible for the construction of any portion of the Improvements pursuant to the Assigned Contracts to complete construction of the Improvements, and to supply such monies and to perform such duties as may be necessary to complete the construction of the Improvements pursuant to the Plans and Specifications and in full compliance with all terms and conditions of the Loan Documents, with the Project to be completed within six (6) months from the date of this Agreement, except tenant improvements in the Building which must be finished on or before August 5, 1999. If the tenant improvements have not been completed by the day thirty days prior to the first regularly scheduled principal and interest payment under the Loan, then Borrower may make a draw upon the Loan in the amount of the remaining tenant improvement allowance up to the budgeted amount. If such remaining tenant improvement funds relate to the Lease then Borrower shall pay such funds to Lender pursuant to the Lease. If such tenant improvement funds relate to other space in the Building such funds shall be deposited in an escrow account to be pledged to Lender to secure the Loans.

          8.6 Right of Lender to Inspect Property - Lender and its representatives and agents shall have the right, but not a duty, to enter upon the Property and to inspect the Improvements and all material to be used in the construction thereof and the Borrower shall cause all contractors to cooperate with Lender and its representatives and agents during such inspections; provided, however, that this provision shall not be deemed to impose upon Lender any obligation to undertake such inspections. Any such inspections and the results therefrom shall be solely for the use and benefit of Lender.

          8.7 Correction of Defects - To correct promptly any structural defect in the Improvements and to correct promptly any departure from the Plans and Specifications not previously approved by Lender or allowed pursuant to 8.1 hereof, provided Borrower has been notified of any such defect or departure and has not promptly undertaken correction thereof. The advance of any proceeds of the Loan shall not constitute a waiver of Lender's right to require compliance with this covenant.

          8.8 Additional Documents - To furnish to Lender all instruments, documents, initial surveys, certificates, Plans and Specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by the terms of this Agreement, all at Borrower's expense.

          8.9 Financial Statements - Borrower and the Guarantors shall furnish Lender, upon request, but (so long as no uncured Event of Default exists) not more often than annually, with signed financial statements, which statements shall be in form and substance acceptable to Lender.

          8.10 Restriction on Secondary Financing and Sale of Property - To keep the Property and the personal property, upon which Lender has a first lien as evidenced by the Mortgage executed simultaneously herewith, free and clear of all other encumbrances, liens, mortgages, security interests and secondary financing, except those approved in writing by Lender. Borrower shall not, without the prior written consent of Lender, voluntarily or by operation of law, sell, transfer or convey all or any part of its interest in the Property, or any portion thereof, except as permitted in the Mortgage.

          8.11 Compliance with Mechanic's Lien Law - To comply in every respect, and insure compliance in every respect of the contractors under the Construction Contracts, with all the terms and provisions of the Tennessee Mechanic's Lien Law and court decisions construing and interpreting the same.

          8.12 Non-Waiver - That any condition precedent to closing contained herein or in any Loan Document which is not satisfied at the time required hereunder shall not be deemed waived unless done so in writing by Lender, and if the closing occurs, such unfulfilled conditions shall thereafter be and become conditions precedent to Lender's obligation to advance any further Loan funds.

          8.13 Necessary Capital Expenditures - That Borrower will make necessary capital expenditures to adequately maintain the property, ordinary wear and tear excepted.

          8.14 Updated Environmental Assessments - That upon the request of the Lender, such request to be made not more than once per year, Borrower, at Borrower's expense, shall provide the Lender with a current updated environmental assessment of the Property.

                                 ARTICLE 9
                                 ---------

             METHOD AND CONDITIONS OF DISBURSEMENT OF LOAN PROCEEDS
             ------------------------------------------------------

          9.1 Draw Request - At such time as Borrower shall desire to obtain, subject to the other requirements hereof, a disbursement of any portion of the proceeds of the Loan, Borrower shall complete, execute and deliver to Lender a request for an advance in the form of the Draw Request to be supplied by Lender, and simultaneously deliver a copy thereof to the Construction Consultant. The Construction Consultant shall not be required to review non-construction items.

          9.2  Disbursements -

          a. No disbursement of the Loan will be made until after the Borrower's Equity requirements are complied with.

          b. Except for advances for the acquisition of the Property and approved soft costs, disbursements under the Loan will be made on a percentage of completion basis, with the percentage of completion to be determined by Lender in its sole discretion.

          c. Lender shall not be required to make any disbursement of the Loan more than once each month nor at any time Borrower is in default with respect to any of the terms and conditions hereof or the other Loan Documents (for purposes of disbursement of the Loan, any default shall not require notice and shall include elapse of time, or both, which would constitute a default).

          d. Disbursement of the Loan shall be subject to the submission by Borrower of the Draw Request accompanied by such additional documents as Lender shall deem necessary, including evidence showing:

          (i)  the value of that portion of the Project completed to date;

          (ii) that there are no outstanding claims for labor, materials, and fixtures which have an invoice date more than thirty (30) days prior to the date of the Draw Request, unless there is some dispute as to the validity of the claims;

          (iii) that no outstanding claims for labor, materials and fixtures have been paid more than thirty (30) days past their respective invoice dates, unless there has been some dispute as to the validity of the claims;

          (iv) that there are no uninsured liens outstanding against the Project, except for the Mortgage, unfiled mechanics' and materialmen's liens, and other inchoate liens for property taxes not yet due;

          (v) that Borrower has complied with all of Borrower's obligations under the Loan Documents;

          (vi) that all construction completed prior to the date of the request for advance under the Draw Request, has been completed in accordance with the Plans and Specifications; and

          (vii) that all funds previously disbursed by Lender have been applied directly to the cost of construction of the Project or such other incidental costs as Lender shall have approved.

          (viii) that after disbursement of the requested Draw Request the total funds disbursed under the Loan shall not exceed 97% of the costs expended by Borrower with respect to the Property.

          e. Under no circumstances shall funds be advanced for stored materials unless Lender receives (i) satisfactory evidence that Borrower owns such materials free and clear of any liens, (ii) evidence of insurance thereof against theft, fire and vandalism; and (iii) evidence the materials are stored in a separate and secured area.

          9.3 Conditions Precedent to Each Disbursement - At no time and in no event shall Lender be obligated to disburse funds:

               a.   in excess of the amount recommended by the Architect;

               b. if any event of default, as delineated in Article VII hereof, shall have occurred;

               c. if in Lender's judgment the progress of construction is not satisfactory to complete the construction by the deadline set forth in Paragraph
6.5 hereof;

               d. if in the opinion of Lender the estimated remaining cost of the construction in accordance with the Plans and Specifications materially exceeds the remaining undisbursed committed portion of the Loan proceeds, and Borrower has not posted sufficient additional funds with the Lender;

               e. if the Property shall have been damaged by fire or other casualty and Lender shall not have received insurance proceeds sufficient, in the judgment of Lender, to effect the restoration of the Improvements in accordance with Plans and Specifications and to permit the completion of the Improvements on or before the completion date set out in Paragraph 6.5 hereof, or has not received from Borrower sufficient additional funds or adequate assurance thereof; or

          f. in excess of the line item budget amount budgeted for the items proposed to be paid, except Lender agrees that Borrower may use savings under one line item of the budget to fund overruns on other line items; provided, however, Borrower shall not be able to use savings in the amount of the tenant improvements required to be made by Borrower under the Lease for overruns on other line items.

          9.4 Retainage - Five percent (5%) of each loan disbursement applicable to construction costs under the Construction Contracts, or such greater amount as set forth in any such contract, shall be withheld by Lender. Retainage amounts under the construction contract shall be disbursed only upon compliance with the following requirements (in addition to the requirements for all other disbursements):

          a. Receipt by Lender of satisfactory evidence of the completion of the Project in accordance with Plans and Specifications approval of such completion by local governmental authorities and receipt of a certificate of substantial completion issued by the Architect.

          b. Receipt by Lender of a satisfactory "as-built" blueprint of survey reflecting the location of the Improvements on the land in accordance with the Plans and Specifications.

          c. Receipt by Lender of the requisite affidavit of the Contractor sufficient in the reasonable opinion of Lender's counsel to dissolve any mechanics' and materialmen's liens (inchoate or otherwise) affecting title to the Property.

          9.5  Notice.  Frequency and Place of Disbursements - At the option of
Lender:

          a. the aforesaid Draw Request shall be submitted to Lender at least five (5) business days prior to the date of the requested advance;

          b.   disbursements shall be made no more frequently than monthly; and

          c. all disbursements shall be made at the office of Lender in Brentwood, Tennessee, or at such other place as Borrower may designate.

          9.6 Deposit of Funds Advanced - Each disbursement hereunder shall be made by Lender's depositing of such disbursement to Account No. ______________ of Borrower at _____________ Bank, said disbursement amount to be withdrawn and used solely for the payment of bills for labor, materials and fixtures used or to be used in construction of the Project, or otherwise in accordance with budgeted items as approved by the Lender.

          9.7 Advances Do Not Constitute a Waiver - No advance of proceeds of the Loan shall constitute a waiver of any of the conditions of Lender's obligation to make further advances; nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an event of default under
Article 8 hereof.

          9.8 Joint Advances to Borrower and Contractors - Lender may, at Lender's option, make any or all advances for the benefit of any Contractor or third party payable jointly to such party and Borrower or, at Lender's option, solely to such party, and the execution of this Agreement by the Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction and authorization from Borrower shall be necessary to warrant such joint and/or direct advances to such parties and all such advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Mortgage and other security instruments as fully as if made to Borrower, regardless of the disposition thereof by such parties.


                                   ARTICLE 10
                                   ----------

                                    DEFAULTS
                                    --------

          10.0 The following shall be deemed to be defaults hereunder:

          10.1 Loan Default - Borrower's failure to pay the Loans or any other obligation now or hereafter owed to Lender by Borrower when due according to the terms of the Notes and as required herein; or

          10.2 Breach of Covenant - Borrower breaches or fails to perform, observe or meet any covenant or condition made in any of the Loan Documents;

          10.3 Breach of Warranty - Any warranties made or agreed to be made by Borrower under any of the Loan Documents shall prove to be false or misleading; or

          10.4 Filing of Liens Against the Property - Any lien for labor, material, taxes or otherwise shall be filed against the Property and not removed of record or bonded over in a manner wholly satisfactory to Lender within thirty
(30) days of being filed of record; or

          10.5 Receiver for the Property - The appointment of a receiver for the Property; or

          10.6 Bankruptcy - Borrower commits any act of bankruptcy; or any proceedings under bankruptcy laws or other laws of general application to creditors is brought by or against Borrower and, in the case of an involuntary proceeding, is not dismissed within ninety (90) days; or

          10.7 Cross Default - There occurs a default, or an Event of Default, under the other Loan Documents, which is not cured within any applicable cure period.

          10.8 Event of Default - The occurrence of any default described in Paragraphs 10.3, 10.4, 10.5, or 10.6 shall be an "Event of Default." The occurrence of any default under Paragraph 10.1 shall be an Event of Default following the passage of ten (10) days following written notice from Lender of the occurrence of said default, provided such default is not cured during such cure period. The occurrence of any other default described in this Article X not specifically set forth in this paragraph shall be an Event of Default following the passage of thirty (30) days following written notice from Lender of the occurrence of said default, provided such default is not cured during such cure period (provided that in the case of any such default that cannot with diligence be cured within such thirty (30) day period, if Borrower shall proceed promptly to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for up to an additional sixty (60) days (for a total of ninety (90) days).


                                   ARTICLE 11
                                   ----------

                               REMEDIES OF LENDER
                               ------------------

          11.1 Remedies - Upon the occurrence of any one or more of the Events of Default set out in Article X hereof, Lender shall at its option be entitled, in addition to, and not in lieu of, the remedies provided for in the Loan Documents or otherwise provided by law:

               a. to declare all amounts outstanding immediately due and payable and terminate any obligation to continue funding further disbursements; provided, however, Lender shall not be entitled to accelerate payments due under the Loan if Lender has failed to pay all regularly scheduled installments of Base Rent and Additional Rent as required in the Lease. After Lender has accelerated the payments due under the Loan, Lender shall not be required to make any payments under the Lease as a condition to Lender's exercise of any remedies under the Loan Documents.

               b. to enter into possession of the Property, which the Borrower hereby agrees to vacate immediately upon request;

               c. to perform, or cause to be performed, any and all work and labor necessary to complete the Project in accordance with Plans and Specifications;

               d.   to employ security watchmen to protect the Property; and

               e. at its option, to disburse that portion of the proceeds of the Loan not previously disbursed (including any retainage) to the extent necessary to complete construction of the Project in accordance with Plans and Specifications, and if the completion requires a larger sum than the remaining undisbursed portion of the Loan, to disburse such additional funds, all of which funds so disbursed by Lender shall be deemed to have been disbursed to Borrower and shall be secured by the Mortgage and other security instruments.

               f. To pursue such other remedies as are available under the Loan Documents, or are otherwise available to Lender at law or equity.

          11.2 Remedies Cumulative - It is agreed by Borrower that the remedies herein granted are cumulative to the other remedies provided for in the other Loan Documents and provided by law.


                                   ARTICLE 12
                                   ----------

                        GENERAL COVENANTS AND CONDITIONS
                        --------------------------------

          12.1 Rights of Third Parties - All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Borrower and its successors. No other person shall have standing to require satisfaction of such conditions in accordance with their terms, or be entitled to assume that Lender will make advances in the absence of strict compliance with any or all the terms and conditions thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time and from time to time if in its sole discretion it deems it desirable to do so. In particular, Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction by Borrower of the Project or the absence therefrom of defects. In this connection, Borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the loan proceeds or from the condition of the Property whether related to the quality of construction or otherwise, and whether arising during or after the term of the Loans, excepting in all events any loss, cost, damage or expense arising as a result of the Lender's gross negligence or willful wrongdoing. This provision shall survive the repayment of the Loans and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

          12.2 Sign - Borrower shall, upon request of Lender, at Borrower's expense, erect one sign of a size and at a location acceptable to Lender and Borrower on the Property during construction, giving notice of Lender's commitment for financing.

          12.3 Assignment - Borrower may not assign this Agreement or any of its rights or obligations hereunder nor any part of the proceeds of the Loans without the prior written consent of Lender, which consent may be unreasonably withheld; any attempt at such assignment shall be void.

          12.4 Successors and Assigns Included in Parties - Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of the Borrower or by or on behalf of Lender shall bind and inure to the benefit of the respective heirs, legal representatives, successors and assigns, whether so expressed or not.

          12.5 Headings - The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

          12.6 Non-Waiver - Failure of Lender to exercise any right hereunder shall not be deemed a waiver of said right, future rights or any other right hereunder, nor shall it be deemed an admission of liability by Lender.

          12.7 Invalid Provisions to Affect No Others - If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provisions only shall be held for naught as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

          12.8 Number and Gender - Whenever the singular or plural number or the masculine, feminine or neuter gender is used herein, it shall equally include the other.

          12.9 Amendments - Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          12.10 Law Governing - This Agreement and the Loan Documents have been negotiated, made, executed and delivered in Nashville, Tennessee, and the parties agree that Tennessee law shall for all purposes govern this transaction and the construction, interpretation and enforcement of the underlying agreements.

          12.11 Notices - Any notice permitted or required under this Agreement shall be in writing, signed by the party giving such notice and shall be delivered personally, or delivered by a nationally recognized overnight carrier, or sent by registered or certified mail, to the other party at the address set forth below each party's signature to this Agreement, or at such other address as hereafter may be supplied in writing. The date of delivery or the date which is three (3) days after the date of mailing, as the case may be, shall be the date of such notice.

          IN WITNESS WHEREOF, Borrower and Lender have hereunto affixed their signatures on the day and date first above written.


PMT SERVICES, INC.                  BATTLESHIP, LLC



BY: /s/ Clay Whitson                BY: /s/ Mark McDonald
   ---------------------------         --------------------------------

TITLE: CFO                          TITLE: Chief Manager
      ------------------------            -----------------------------

        "LENDER"                                "BORROWER"

Address for notice purposes:        Address for notice purposes:

Two Maryland Farms                  200 31st Avenue North
Suite 200                           Suite 200
Brentwood, Tennessee 37027          Nashville, Tennessee 37203
Attn:  Clay Whitson                 Attn:  Mark McDonald